SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

September 25, 2007
Date of Report (Date of earliest event reported)

NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-32007	52-2407114
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

195 Church Street
New Haven, Connecticut 06510
(203) 787-1111
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amended Employment Agreements

On September 25, 2007, the Boards of Directors of NewAlliance Bancshares, Inc. (“Company”) and NewAlliance Bank (the “Bank”), and their Compensation Committees approved the amendment and restatement of the employment agreements of Peyton R. Patterson, Merrill B. Blanksteen, Gail E.D. Brathwaite, Diane L. Wishnafski, Brian S. Arsenault, J. Edward Diamond, Donald C. Chafee and Koon-Ping Chan, (collectively the “Employment Agreements"), in order to comply with Section 409A of the Internal Revenue Code of 1986 and regulations or other guidance of the Internal Revenue Service (the “IRS”) published thereunder (collectively “Section 409A”).

The Employment Agreements were amended to reflect several Section 409A related changes, including the timing of reimbursements of automobile allowances, mileage, tax services and club expenses, clarification of the definition of “Good Reason” and the definition of “Change in Control” to conform to 409A guidance, the addition of a lump sum cash payment in lieu of continued disability benefits, clarification of the result of forfeiture of cash payments in the case of a breach of the non-compete provisions, and clarification of the timing of certain other payments. The amended agreements do not change the executives' base salary, target incentives, long-term compensation, change in control payments or any other remunerative aspect of the agreements, other than as described above for 409A compliance reasons.  In addition, Paul A. McCraven, NewAlliance Bank Senior Vice President of Community Development Banking, was provided an Employment Agreement in replacement for his existing Change in Control Agreement.  All of these agreements appear as Exhibits to this Form 8-K.

Item 9.01	Financial Statements and Exhibits
(a)	Not Applicable
(b)	Not Applicable
(c)	Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NEWALLIANCE BANCSHARES, INC.

By: /s/ Merrill B. Blanksteen
Merrill B. Blanksteen
Executive Vice President and
Chief Financial Officer

Date: September 28, 2007

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.3	NewAlliance Amended and Restated Employee Stock Ownership Plan Supplemental Executive Retirement Plan.

Exhibit 10.4	The NewAlliance Bank Amended and Restated 401(k) Supplemental Executive Retirement Plan.

Exhibit 10.7.1	Amended and Restated Employment Agreement among NewAlliance Bancshares, Inc., NewAlliance Bank and Peyton R. Patterson.

Exhibit 10.7.2	Amended and Restated Employment Agreement among NewAlliance Bancshares, Inc., NewAlliance Bank and Merrill B. Blanksteen.

Exhibit 10.7.3	Amended and Restated Employment Agreement among NewAlliance Bancshares, Inc., NewAlliance Bank and Gail E.D. Brathwaite.

Exhibit 10.7.5	Amended and Restated Employment Agreement between NewAlliance Bank and Diane L. Wishnafski.

Exhibit 10.7.6	Amended and Restated Employment Agreement between NewAlliance Bank and Brian S. Arsenault.

Exhibit 10.7.7	Amended and Restated Employment Agreement between NewAlliance Bank and J. Edward Diamond.

Exhibit 10.7.8	Amended and Restated Employment Agreement between NewAlliance Bank and Donald C. Chaffee.

Exhibit 10.7.9	Employment Agreement between NewAlliance Bank and Paul A. McCraven.

Exhibit 10.7.10	Amended and Restated Employment Agreement between NewAlliance Bank and Koon-Ping Chan.